EXHIBIT 99.1

FPBN Finalizes 2008 Results

SAN DIEGO, March 26, 2009 (GLOBE NEWSWIRE) -- 1st Pacific Bancorp (Nasdaq:FPBN), the holding company for 1st Pacific Bank of California ("1st Pacific"), today announced a change to its previously reported preliminary financial results. The 2008 preliminary financial results were initially reported in a press release dated January 30, 2009, and attached as an exhibit to 1st Pacific's Current Report on Form 8-K filed with the Securities Exchange Commission on the same date. The resulting adjusted net loss for the year ended December 31, 2008, was $21,859,985 or $4.41 per share. As previously announced, included in the net loss for the year was the non-cash write down of goodwill in the amount of $10,364,000. The write down of goodwill did not impact 1st Pacific's regulatory capital ratios or tangible capital.

The change to the previously reported preliminary results increased the provision for loan losses by $6,950,000 and no tax benefit was recorded related to this increased provision. The increased provision accounted for an increase in loan charge-offs of $6,977,078 due to recent recognition that one loan had deteriorated significantly and no longer appears to be collectible in an acceptable time frame.

"At the time of the original release of our 2008 financial results, management did consider this loan collectible," said President and Chairman of the Board Ron Carlson. "In light of current economic conditions, an independent third party loan review has been conducted during the last few weeks to validate the adequacy of the allowance for loan losses," Carlson added.

1st Pacific Bank of California is classified as "adequately capitalized" according to regulatory standards. Further information about 1st Pacific's year-end results will be available on the Form 10-K.

About 1st Pacific Bank

1st Pacific Bank of California is a San Diego community business bank. The bank offers a full complement of business products and services to meet the financial needs of professional firms, small to mid-sized businesses, their owners and the employees who work there. 1st Pacific Bank has a total of eight banking offices located in San Diego County: in University Towne Center, the Tri-Cities area of Oceanside, Mission Valley, Inland North County, El Cajon, La Jolla, Solana Beach and downtown San Diego. For additional information about 1st Pacific Bank, visit the company's website at www.1stpacbank.com.

Safe Harbor Statement. This news release contains comments or information that constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices; levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by 1st Pacific Bancorp with the Securities and Exchange Commission. 1st Pacific Bancorp undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 1st Pacific Bancorp
 Fourth Quarter 2008 Results
 (Unaudited)
                            Dec 31, 2008  Sept 30, 2008   Dec 31, 2007
                            ------------  -------------   ------------
 ASSETS

 Cash and due from banks      $6,482,152     $9,705,635     $6,397,189
 Federal funds sold           18,010,000     17,110,000     11,160,000
                            ------------------------------------------
  Total cash and cash
   equivalents                24,492,152     26,815,635     17,557,189

 Investment securities
  available for sale          25,052,874     26,398,344     23,746,429
 FRB, FHLB and other equity
  stock, at cost               4,611,400      4,942,850      3,184,200

 Construction & Land         109,592,264    116,697,199    125,661,143
 Residential & Comm'l RE     147,965,134    147,698,994    120,530,541
 SBA 7a & 504 Loans            8,820,177      9,837,192     15,880,428
 Commercial Loans             69,224,976     75,430,725     77,581,769
 Other Consumer               16,296,228     16,030,939     10,164,841
                            ------------------------------------------
  Total loans and leases     351,898,779    365,695,049    349,818,722
 Allowance for Loan Losses    (5,058,837)    (4,072,629)    (4,516,625)
                            ------------------------------------------
  Total loans and
   leases, net               346,839,942    361,622,420    345,302,097

 Premises and Equipment, net   3,611,224      3,753,724      4,094,785
 Other Real Estate Owned       1,390,000              0              0
 Goodwill and Other
  Intangible Assets            1,312,544     11,761,501     11,906,536
 Accrued Interest
  and Other Assets            13,599,879     10,261,628      8,856,089

                            ------------------------------------------
  Total Assets              $420,910,015   $445,556,102   $414,647,325
                            ==========================================

 LIABILITIES AND
  STOCKHOLDERS' EQUITY
 Deposits:
  Noninterest-bearing demand $62,534,488    $70,505,740    $73,366,761
  Interest bearing checking   16,730,751     14,898,330     16,344,597
  Savings and Money Market    77,037,436     88,076,365     98,639,209
  Time Deposits              177,533,418    184,118,960    157,011,040
                            ------------------------------------------
 Total Deposits              333,836,093    357,599,395    345,361,607

 Subordinated Debentures      10,155,000     10,155,000     10,155,000
 Other borrowed money         50,000,000     30,000,000     10,000,000
 Accrued interest and
  other liabilities            4,337,719      4,333,754      4,156,771
                            ------------------------------------------
  Total liabilities          398,328,812    402,088,149    369,673,378

 Shareholders' Equity:
 Common stock and additional
  paid-in capital             37,787,745     37,687,862     37,378,697
 Retained Earnings           (14,210,945)     6,399,787      7,649,040
 Accumulated other
  comprehensive income(loss)    (995,597)      (619,696)       (53,790)
                            ------------------------------------------
  Total shareholders'
   equity                     22,581,203     43,467,953     44,973,947

                            ------------------------------------------
  Total liabilities and
   shareholders' equity     $420,910,015   $445,556,102   $414,647,325
                            ==========================================

 1st Pacific Bancorp
 Fourth Quarter 2008 Results
 (Unaudited)

                      THREE MONTHS ENDED        TWELVE MONTHS ENDED
                Dec 31, 2008  Dec 31, 2007  Dec 31, 2008  Dec 31, 2007
                 -----------   -----------   -----------   -----------
 INTEREST INCOME
 Loans, including
  fees            $5,733,791    $7,273,105   $25,103,570   $27,241,609
 Investment
  securities         353,375       376,017     1,798,850       951,054
 Federal
  funds sold          28,482       261,502       326,031     1,008,764
                 -----------   -----------   -----------   -----------
  Total interest
   income          6,115,648     7,910,624    27,228,451    29,201,427
                 -----------   -----------   -----------   -----------

 INTEREST EXPENSE
 Deposits          2,025,186     2,909,219     8,675,814    10,747,435
 Subordinated
  debt and other
  borrowings         402,673       297,920     1,694,384     1,212,927
                 -----------   -----------   -----------   -----------
  Total interest
   expense         2,427,859     3,207,139    10,370,198    11,960,362
                 -----------   -----------   -----------   -----------

 Net Interest
  Income           3,687,789     4,703,485    16,858,253    17,241,065

 Provision for
  Loan Losses     12,100,000       150,000    15,900,000       338,000
                 -----------   -----------   -----------   -----------

  Net interest
   income after
   provision for
   loan losses    (8,412,211)    4,553,485       958,253    16,903,065

 NON INTEREST
  INCOME
 Service charges,
  fees and
  other income       231,484       185,624     1,123,859       581,255
 Brokered loan
  fees and gains
  on loan sales            0             0        97,824       128,283
                 -----------   -----------   -----------   -----------
  Total non
   interest
   income            231,484       185,624     1,221,683       709,538

 NON INTEREST
  EXPENSE
 Salaries and
  benefits         2,145,286     2,063,900     9,052,949     7,459,716
 Occupancy and
  equipment          779,733       747,683     3,055,285     2,337,517
 Goodwill and
  OTTI charges    10,664,000             0    11,164,000             0
 Other expense     1,113,420     1,158,180     3,921,920     3,604,388
                 -----------   -----------   -----------   -----------
  Total non
   interest
   expense        14,702,439     3,969,763    27,194,154    13,401,621
                 -----------   -----------   -----------   -----------

  Income (Loss)
   before income
   tax expense   (22,883,166)      769,346   (25,014,218)    4,210,982

 Income tax
  expense
  (benefit)       (2,272,433)      326,269    (3,154,233)    1,745,801

                 -----------   -----------   -----------   -----------
  Net Income
   (Loss)       ($20,610,733)     $443,077  ($21,859,985)   $2,465,181
                 ===========   ===========   ===========   ===========

 Basic earnings
  (loss)
  per share           ($4.14)        $0.09        ($4.41)        $0.56
 Diluted earnings
  (loss)
  per share           ($4.14)        $0.09        ($4.41)        $0.52
 Average shares
  outstanding      4,980,155     4,920,795     4,961,074     4,405,191
 Average diluted
  shares
  outstanding      4,980,155     5,163,053     4,961,074     4,709,296

 1st Pacific Bancorp
 Fourth Quarter 2008 Results
 (Unaudited)

 (dollars in
  thousands                          Quarterly
  except    ----------------------------------------------------------
  per share     2008        2008        2008        2008        2007
  data)       4th Qtr     3rd Qtr     2nd Qtr     1st Qtr     4th Qtr
            ----------------------------------------------------------

 EARNINGS
  Net
   interest
   income   $    3,688       4,279       4,470       4,422       4,703
  Provision
   for loan
   losses   $   12,100         250       3,550           0         150
  Non-
   Interest
   income   $      231         432         327         232         186
  Non-
   Interest
   expense  $    4,038       3,966       4,140       3,886       3,970
  Goodwill
   and OTTI
   charges  $   10,664         500           0           0           0
  Net income
   (loss) as
   reported $  (20,611)         10      (1,706)        447         443

  Basic
   earnings
   (loss)
   per
   share    $    (4.14)       0.00       (0.34)       0.09        0.09
  Diluted
   earnings
   (loss)
   per
   share    $    (4.14)       0.00       (0.34)       0.09        0.09
  Average
   shares
   outstand-
   ing       4,980,155   4,964,107   4,950,263   4,949,524   4,920,795
  Average
   diluted
   shares
   outstand-
   ing       4,980,155   5,066,774   4,950,263   5,167,393   5,163,053

 PERFORMANCE
  RATIOS
  Return on
   average
   assets      -18.56%       0.01%      -1.55%       0.44%       0.42%
  Return on
   average
   common
   equity     -188.04%       0.09%     -14.88%       3.94%       3.91%
  Net
   interest
   margin        3.54%       3.90%       4.32%       4.60%       4.71%
  Efficiency
   ratio       375.13%      94.80%      86.32%      83.50%      81.20%

 CAPITAL
  Tangible
   equity to
   assets        5.07%       7.31%       7.24%       8.18%       8.21%
  Tangible
   book
   value per
   share    $     4.26        6.38        6.44        6.78        6.68

 ASSET
  QUALITY
  Net loan
   charge-
   offs
   (recov-
   eries)   $   11,114       3,996         223          25          98
  Allowance
   for loan
   losses   $    5,059       4,073       7,818       4,492       4,517
  Allowance
   for
   losses to
   total
   loans         1.44%       1.11%       2.08%       1.31%       1.29%
  Nonper-
   forming
   loans    $   12,264      13,816      11,640       4,255       5,554
  Other real
   estate
   owned    $    1,390           0           0           0           0
  Nonper-
   forming
   assets to
   total
   assets        3.54%       3.10%       2.57%       1.01%       1.34%

 END OF
  PERIOD
  BALANCES
  Total
   Loans    $  351,899     365,695     376,518     342,239     349,819
  Total
   assets   $  420,910     445,556     452,194     422,276     414,647
  Deposits  $  333,836     357,599     344,352     322,677     345,362
  Share-
   holders'
   equity   $   22,581      43,468      43,686      45,414      44,974
  Full-time
   equiv-
   alent
   employees       105         107         106         109         107

 AVERAGE
  BALANCES
  Total
   loans    $  365,669     376,541     364,791     341,070     345,918
  Earning
   assets   $  412,934     435,327     415,197     385,470     396,221
  Total
   assets   $  440,589     460,575     442,380     411,966     423,198
  Deposits  $  347,955     351,748     334,770     338,375     352,717
  Share-
   holders'
   equity   $   43,485      44,152      45,989      45,489      44,905

                                                12 Months Year-To-Date
                                                ----------------------
 (dollars in thousands except per share data)      2008        2007
                                                ----------------------

 EARNINGS
  Net interest income                           $   16,858      17,241
  Provision for loan losses                     $   15,900         338
  NonInterest income                            $    1,222         710
  NonInterest expense                           $   16,030      13,402
  Goodwill and OTTI charges                     $   11,164           0
  Net income (loss) as reported                 $  (21,860)      2,465

  Basic earnings (loss) per share               $    (4.41)       0.56
  Diluted earnings (loss) per share             $    (4.41)       0.52
  Average shares outstanding                     4,961,074   4,405,191
  Average diluted shares outstanding             4,961,074   4,709,296

 PERFORMANCE RATIOS
  Return on average assets                          -4.98%       0.67%
  Return on average common equity                  -48.82%       6.96%
  Net interest margin                                4.09%       4.87%
  Efficiency ratio                                 150.41%      74.66%

 CAPITAL
  Tangible equity to assets                          5.07%       8.21%
  Tangible book value per share                 $     4.26        6.68

 ASSET QUALITY
  Net loan charge-offs (recoveries)             $   15,358          98
  Allowance for loan losses                     $    5,059       4,517
  Allowance for losses to total loans                1.44%       1.29%
  Nonperforming loans                           $   12,264       5,554
  Other real estate owned                       $    1,390           0
  Nonperforming assets to total assets               3.54%       1.34%

 END OF PERIOD BALANCES
  Total Loans                                   $  351,899     349,819
  Total assets                                  $  420,910     414,647
  Deposits                                      $  333,836     345,362
  Shareholders' equity                          $   22,581      44,974
  Full-time equivalent employees                       105         107

 AVERAGE BALANCES
  Total loans                                   $  362,068     315,410
  Earning assets                                $  412,297     354,009
  Total assets                                  $  438,726     370,514
  Deposits                                      $  343,248     310,654
  Shareholders' equity                          $   44,774      35,431

CONTACT: 1st Pacific Bank of California
         Ronald J. Carlson, Chairman of the Board,
         President and CEO
           858/875-2005
         James H. Burgess, EVP/Chief Financial Officer
           858/875-2008